Exhibit 10.3

EXECUTION COPY

LEASE SUPPLEMENT NO. 1

This LEASE SUPPLEMENT NO. 1 (this “Lease Supplement”), dated as of July 20, 2005, is entered into between Spinnaker Front Runner Statutory Trust 2005-1, as Lessor (together with its successors and permitted assigns, the “Lessor”), and Spinnaker FR Spar Co., L.L.C., (together with its successors and permitted assigns, the “Lessee”).

W I T N E S S E T H:

WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Production Platform Lease Agreement, dated as of June 17, 2005 (the “Lease”, the terms defined therein being herein used with the same meaning), which Lease contemplates the execution and delivery of this Lease Supplement for the purpose of leasing under the Lease the Undivided Interest upon delivery of this Lease Supplement;

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

1. Effective on July 21, 2005 the Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Undivided Interest.

2. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as is fully set forth herein.

3. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument.

4. THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS LEASE SUPPLEMENT.

THUS DONE AND PASSED, in Wilmington, Delaware, on this 15th day of July, 2005, to be effective as of the day, month and year herein first above written, in the presence of the two undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:	MORTGAGOR/LESSOR:

Name:	SPINNAKER FRONT RUNNER STATUTORY TRUST 2005-1, a Delaware statutory trust

Name:	By: Wilmington Trust Company, not in its individual capacity but solely as Lessor Trustee

	By:	/s/ Michele C. Harra
	Name:	Michele C. Harra
	Title:	Financial Services

Notary Public in and for
The State of
My Commission Expires:
Bar/Notary No.

THUS DONE AND PASSED, in the City of Houston, Harris County, Texas, on this 15th day of July, 2005, to be effective as of the day, month and year herein first above written, in the presence of the two undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:	MORTGAGEE/LESSEE:
SPINNAKER FR SPAR CO., L.L.C., as Lessee

	By:	/s/ Robert M. Snell
	Name:	Robert M. Snell
	Title:	Authorized Person

NOTARY PUBLIC
My commission expires:

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